Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Notes to Financial Statements
Subsequent Events

Note 7: Subsequent Events

On April 26, 2012, the Company announced it would distribute up to $1.9 million in cash to its shareholders in the form of a Special Dividend on May 31, 2012 for shareholders of record as of May 21, 2012. Additionally, the Company intends to commence the payment of a regular quarterly dividend to its common stockholders, initially in the amount of $200,000 per quarter, which will be included with the special dividend payment and will be paid on May 31, 2012 to the same special dividend Record Date shareholders. The initial quarterly dividend represents approximately 90% of one fiscal quarter of the Company’s 2011 net after tax earnings.

On April 30, 2012 William Heath Morrison resigned as the registrant’s VP of Engineering. Mr. Morrison did not serve on the registrant’s board of directors.

On May 8, 2012 the Company filed with the Securities Exchange Commission form S-1 for the registration of their Common Stock, $.001 par value.  The amount of shares to be registered was 800,000. On May 9, 2012, the warrant to purchase 800,000 shares of common stock at an exercise price of $.625 per share was exercised with total proceeds to the Company of $500,000.

Note 11: Subsequent Events

On January 12, 2012 Matt Mankins resigned from the board of directors. On January 12, 2012, the Company’s board of directors appointed Mark S. Dailey as a member of the board of directors.

Pursuant to the Company’s 2010 Employee Stock Incentive Plan, on January 23, 2012, the Company granted 683,000 stock options at an exercise price of $1.59 per share that vest equally over four years and expire January 22, 2022. Also on January 23, 2012, a Board resolution calling for an annual stipend of $10,000 for each independent director was approved.